Exhibit 99.3
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited              Case No.          03-12637(MFW)
       ---------------------------                                -------------
                                                Reporting Period: December 2003
                                                                  -------------

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------
                                                                                              Document      Explanation
Required Documents                                                         Form No.           Attached       Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1              N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)      N/A
     Copies of bank statements                                                                N/A
     Cash disbursements journals                                                              N/A
Statement of Operations                                                    MOR-2              Yes
Balance Sheet                                                              MOR-3              Yes
Status of Postpetition Taxes                                               MOR-4              N/A
     Copies of IRS Form 6123 or payment receipt                                               N/A
     Copies of tax returns filed during reporting period                                      N/A
Summary of Unpaid Postpetition Debts                                       MOR-4              None
     Listing of aged accounts payable                                                         N/A
Accounts Receivable Reconciliation and Aging                               MOR-5              None
Debtor Questionnaire                                                       MOR-5              N/A
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                        January 20, 2004
--------------------------------------                   -----------------------
Signature of Debtor                                      Date

/s/ Alan L. Hunte                                        January 20, 2004
--------------------------------------                   -----------------------
Signature of Joint Debtor                                Date

/s/ Alan L. Hunte                                        January 20, 2004
--------------------------------------                   -----------------------
Signature of Authorized Individual*                      Date

Alan L. Hunte                                            January 20, 2004
--------------------------------------                   -----------------------
Printed Name of Authorized Individual*                   Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

   LaSalle Re Holdings Limited                           Case No. 03-12637 (MFW)
 ---------------------------------                               ---------------
              Debtor                            Reporting Period: December 2003
                                                                 --------------

                             Statement of Operations
                               (Income Statement)

======================================================================================================
                                                                   Month Ended            Cumulative
REVENUES                                                          November 2003         Filing to Date
======================================================================================================
Gross Revenues                                                    $          --         $          --
------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                 --                    --
------------------------------------------------------------------------------------------------------
Net Revenue                                                       $          --         $          --
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
Beginning Inventory                                                          --                    --
------------------------------------------------------------------------------------------------------
Add: Purchases                                                               --                    --
------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                            --                    --
------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                         --                    --
------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                       --                    --
------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                           --                    --
------------------------------------------------------------------------------------------------------
Gross Profit                                                                 --                    --
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
Advertising                                                                  --                    --
------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                       --                    --
------------------------------------------------------------------------------------------------------
Bad Debts                                                                    --                    --
------------------------------------------------------------------------------------------------------
Contributions                                                                --                    --
------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                   --                    --
------------------------------------------------------------------------------------------------------
Insider compensation*                                                        --                    --
------------------------------------------------------------------------------------------------------
Insurance                                                                    --                    --
------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                      --                    --
------------------------------------------------------------------------------------------------------
Office Expense                                                               --                    --
------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                               --                    --
------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                      --                    --
------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                       --                    --
------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                    --                    --
------------------------------------------------------------------------------------------------------
Supplies                                                                     --                    --
------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                --                    --
------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                            --                    --
------------------------------------------------------------------------------------------------------
Taxes-Other                                                                  --                    --
------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                     --                    --
------------------------------------------------------------------------------------------------------
Utilities                                                                    --                    --
------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                      --                    --
------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                 --                    --
------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                          --                    --
------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                              --                    --
------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                        1,646,072            (7,368,422)
------------------------------------------------------------------------------------------------------
Interest Expense                                                             --                    --
------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                              --                    --
------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                         1,646,072            (7,368,422)
------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------------
Professional Fees                                                            --                    --
------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                  --                    --
------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                                --
------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                   --                    --
------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                            --                    --
------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                              --                    --
------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                --                    --
------------------------------------------------------------------------------------------------------
Income Taxes                                                                 --                    --
======================================================================================================
Net Profit (Loss)                                                 $   1,646,072         $  (7,368,422)
======================================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

                  STATEMENT OF OPERATIONS - continuation sheet

===============================================================================================
                                                   Month Ended                     Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     November 2003                  Filing to Date
===============================================================================================
-----------------------------------------------------------------------------------------------
Other Costs
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Other Operational Expenses
-----------------------------------------------------------------------------------------------
Other Income
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                        1,646,072                     (7,368,422)
-----------------------------------------------------------------------------------------------
Total Other Income                                   1,646,072                     (7,368,422)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Other Expenses
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            --                             --
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Other Reorganization Expenses
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                            --                             --
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


===============================================================================================

                                                                      FORM MOR-2

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

      LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
--------------------------------------                          ----------------
                 Debtor                        Reporting Period: December 2003
                                                                ----------------

---------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF     BOOK VALUE ON
                           ASSETS                                          CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                            --                    --
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                                      --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                    --                    --
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                             --                    --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                                  --                    --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                             --                    --
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                       --                    --
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                       --                    --
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $            --       $            --
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                               --                    --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                      --                    --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                     --                    --
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                       --                    --
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                     --                    --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $            --       $            --
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                           --                    --
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       33,348,253            49,900,000
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $    33,348,253       $    49,900,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $    33,348,253       $    49,900,000
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                             --                    --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                          --                    --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                             --                    --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                    --                    --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            --                    --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                     --                    --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                             --                    --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $            --       $            --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                 --                    --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                --                    --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                        5,804,000             5,804,000
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                        5,804,000       $     5,804,000
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $     5,804,000             5,804,000
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                        95,432,000            95,432,000
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                          307,914,000           307,914,000
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                    --                    --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                       --                    --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (358,939,000)         (358,939,000)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (7,368,422)                   --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (9,494,325)             (311,000)
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                        --                    --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $    27,544,253       $    44,096,000
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $    33,348,253       $    49,900,000
=====================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

      LaSalle Re Holdings Limited                       Case No. 03-12637 (MFW)
--------------------------------------                          ----------------
                 Debtor                        Reporting Period: December 2003
                                                                ----------------

                 BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------------
                                                          BOOK VALUE AT END OF       BOOK VALUE ON
                     ASSETS                             CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries                            33,728,531         49,900,000
                                                                  -------------      -------------
TOTAL OTHER ASSETS                                                   33,728,531         49,900,000
                                                                  -------------      -------------

ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                                 (9,494,325)          (311,000)

                                                                      FORM MOR-3
                                                                          (9/99)